SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                               Amendment No. 3 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     February 8, 2001
                                                  --------------------



                   LADENBURG THALMANN FINANCIAL SERVICES INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Florida                      1-15799            65-0701248
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(State or Other Jurisdiction     (Commission File        (IRS Employer
    of Incorporation)                Number)          Identification No.)



590 Madison Avenue, New York, New York               10022
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(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code      (212) 409-2000
                                                     ---------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

Purchase Agreement and Loan Agreement Adjustments

         On August 31, 2001, pursuant to the terms of the adjustment provisions contained in the previously reported Stock Purchase Agreement ("Purchase Agreement"), dated February 8, 2001, as amended, among Ladenburg Thalmann Financial Services Inc. ("Company"), New Valley Corporation ("New Valley"), New Valley Capital Corporation (f/k/a Ladenburg, Thalmann Group Inc.) ("NVCC"), Berliner Effektengesellschaft AG ("Berliner") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg"), and the previously reported Loan Agreement ("Loan Agreement"), dated as of February 8, 2001, as amended, between the Company and Frost-Nevada, Limited Partnership ("Frost-Nevada"):

         o the Company issued 4,034,462 additional shares of the Company's common stock to NVCC and 1,002,319 additional shares of the Company's common stock to Berliner;

         o the conversion price of the senior convertible promissory notes issued by the Company to NVCC and Berliner was decreased from $2.60 to approximately $2.08; and

         o the conversion price of the senior convertible promissory note issued by the Company to Frost-Nevada was decreased from $2.00 to approximately $1.54.

As a result of the adjustment provisions of the Purchase Agreement and Loan Agreement, the Company now has 42,025,211 shares of common stock outstanding and New Valley, Berliner and Frost-Nevada now beneficially own approximately 57.6%, 13.0% and 16.3%, respectively, of the Company's common stock (including the shares that may be acquired by New Valley and Frost-Nevada pursuant to the Warrants discussed below).

Further Amendments to Purchase Agreement and Loan Agreement

         On the same date, the Company entered into an Amendment No. 2 to the Purchase Agreement ("Purchase Agreement Amendment") and an Amendment No. 2 to the Loan Agreement ("Loan Agreement Amendment"). The amendments provide that the Company may be required to issue an additional number of shares of common stock, and the conversion price of the notes issued by the Company to NVCC, Berliner and Frost-Nevada may be required to be decreased, on or about May 7, 2003 pending a final resolution of all pre-closing litigation adjustments.

Employment Agreement Amendments

         On the same date, the Company entered into Second Amendments ("Employment Amendments") to the Employment Agreements, dated August 24, 1999, as amended, with each of Richard J. Rosenstock, Mark Zeitchick, Vincent A. Mangone and Joseph Berland. Pursuant to the Employment Amendments, effective August 1, 2001:

         o Mr. Rosenstock will (i) receive 0.25% of all retail and institutional brokerage commissions generated from the brokers in the offices of GBI Capital Partners Inc., the Company's wholly owned subsidiary, located in Bethpage, New York and New York, New York (Cortlandt Street) and (ii) be entitled to participate in the Company's Special Performance Incentive Plan ("Plan") (to the extent provided for in Mr. Rosenstock's Employment Amendment) in exchange for Mr. Rosenstock relinquishing his right to receive a $250,000 per year guaranteed bonus and reducing his base salary by $160,000 per year;

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         o        Messrs. Zeitchick's and Mangone's base salaries will be
                  reduced by $30,000 per year each and their aggregate participation in the Plan will be reduced by an amount equal to Mr. Rosenstock's participation in the Plan, as set forth in each of their Employment Amendments; and

         o Mr. Berland's base salary shall be reduced by $30,000 per year.

Loans to the Company

         On the same date, New Valley and Frost-Nevada each loaned ("Loans") the Company $1,000,000. The Loans are evidenced by promissory notes (collectively, the "Notes") that mature on the earlier of (i) February 28, 2002 and (ii) the next business day after the Company receives its federal income tax refund for the fiscal year ending September 30, 2001. The Notes bear interest at the Prime Rate as published in the Wall Street Journal plus 1%. The Notes state that the Company will not, so long as any amount under the Notes remains outstanding and unpaid, incur or assume any indebtedness that is not subordinated in all respects to the Notes without the prior written consent of the holder. As consideration for the Loans, the Company issued to each of New Valley and Frost-Nevada a five-year, immediately exercisable warrant (collectively, the "Warrants") to purchase 100,000 shares of the Company's common stock at an exercise price of $1.00 per share.

Investor Rights Agreement Amendment

         On the same date, in connection with the Loans, the Company entered into an amendment (the "IRA Amendment") to the previously reported Investor Rights Agreement ("IRA"), dated as of February 8, 2001, among the Company, New Valley, NVCC, Berliner, Frost-Nevada and The Principals (as such term is defined in the IRA). The IRA originally required the Company to file, and have declared effective, a registration statement (the "Registration Statement") covering resales of certain shares of common stock on or before November 7, 2001. The IRA Amendment removed this time limitation and requires the Company to file the Registration Statement as soon as practicable following the date of the IRA Amendment. Additionally, the Company agreed to include in the Registration Statement the common stock issuable upon exercise of the Warrants.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibits

Exhibit
Number   Description
-------  ------------

4.1 Amendment No. 2 to the Stock Purchase Agreement, dated February 8, 2001, as amended, by and among the Company, New Valley Corporation, New Valley Capital Corporation, Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co. Inc.

4.2 Form of Senior Convertible Promissory Note, as amended, issued to New Valley Capital Corporation and Berliner Effektengesellschaft AG

4.3 Senior Convertible Promissory Note, as amended, issued to Frost-Nevada, Limited Partnership

4.4 Form of Promissory Note issued to New Valley Corporation and Frost-Nevada, Limited Partnership

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10.1     Amendment No. 2 to the Loan Agreement, dated as of February 8, 2001, as amended, between the Company and Frost-Nevada, Limited Partnership

10.2 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Richard J. Rosenstock

10.3 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Mark Zeitchick

10.4 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Vincent A. Mangone

10.5 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Joseph Berland

10.6 Form of Warrant issued to New Valley Corporation and Frost-Nevada, Limited Partnership

10.7 Letter Amendment to the Investor Rights Agreement, dated as of February 8, 2001, among the Company, New Valley Corporation, New Valley Capital Corporation, Berliner Effektengesellschaft AG, Frost-Nevada, Limited Partnership and The Principals


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 10, 2001            LADENBURG THALMANN FINANCIAL SERVICES INC.




                                     By:  /s/ J. Bryant Kirkland III
                                        ---------------------------------------
                                        J. Bryant Kirkland III
                                        Chief Financial Officer



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                                                   EXHIBIT INDEX

Exhibit
 Number  Description
-------  -----------

4.1 Amendment No. 2 to the Stock Purchase Agreement, dated February 8, 2001, as amended, by and among the Company, New Valley Corporation, New Valley Capital Corporation, Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co. Inc.

4.2 Form of Senior Convertible Promissory Note, as amended, issued to New Valley Capital Corporation and Berliner Effektengesellschaft AG

4.3 Senior Convertible Promissory Note, as amended, issued to Frost-Nevada, Limited Partnership

4.4 Form of Promissory Note issued to New Valley Corporation and Frost-Nevada, Limited Partnership

10.1 Amendment No. 2 to the Loan Agreement, dated as of February 8, 2001, as amended, between the Company and Frost-Nevada, Limited Partnership

10.2 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Richard J. Rosenstock

10.3 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Mark Zeitchick

10.4 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Vincent A. Mangone

10.5 Second Amendment to the Employment Agreement, dated August 24, 1999, as amended, among the Company, GBI Capital Partners Inc. and Joseph Berland

10.6 Form of Warrant issued to New Valley Corporation and Frost-Nevada, Limited Partnership

10.7 Letter Amendment to the Investor Rights Agreement, dated as of February 8, 2001, among the Company, New Valley Corporation, New Valley Capital Corporation, Berliner Effektengesellschaft AG, Frost-Nevada, Limited Partnership and The Principals

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